Profit / (Loss) on Deconsolidation Due to Insolvency	12 Months Ended
Dec. 31, 2024
Profit / (Loss) on Deconsolidation Due to Insolvency [Abstract]
Profit / (loss) on deconsolidation due to insolvency
9.	Profit / (loss) on deconsolidation due to insolvency

During the year ended 31 December 2024, the Group lost control of its wholly owned subsidiary, Fusion Fuel Portugal, S.A., following the commencement of formal insolvency proceedings. As a result, the entity was deconsolidated from the Group’s consolidated financial statements.

Control was deemed to have been lost on the date the insolvency administrator was appointed and assumed authority over the financial and operational decisions of Fusion Fuel Portugal. From that date, the Group no longer had power over the relevant activities of the entity or rights to its variable returns.

The Group derecognised:

◾	all assets and liabilities of Fusion Fuel Portugal,

◾	any cumulative translation differences relating to the subsidiary, and

◾	the net investment in the entity.

As a consequence of the insolvency, the Group will receive no proceeds relating to sale of assets held, nor will the Group be held liable for any remaining liabilities within the Legacy Hydrogen Entities. Therefore, on deconsolidation, the value of the respective assets and liabilities of the Legacy Hydrogen Entities are removed from the Group’s books at cost. At the date of deconsolidation, the net liabilities of Fusion Fuel Portugal exceeded its assets by approximately €2.7 million. As a result, a profit on deconsolidation of €2.7 million was recognised in the consolidated statement of profit or loss under “Profit on deconsolidation of subsidiary”.

No consideration was received, and no retained interest in the subsidiary was held by the Group.

€’000
Total assets	(35,929)
Total liabilities	38,648
Profit on deconsolidation	2,719